Exhibit 99.1

FS KKR Capital Corp. Closes $150 Million Convertible Preferred Stock Issuance in

Connection with Strategic Value Enhancement Actions

PHILADELPHIA, PA and NEW YORK, NY – June 29, 2026 – FS KKR Capital Corp. (NYSE: FSK), or the Company, today announced it has closed its previously announced $150 million issuance of cumulative convertible perpetual preferred stock (the “Convertible Preferred Stock”), purchased by KKR Alternative Assets L.P., a subsidiary of KKR. The Company intends to use the proceeds from the issuance for general corporate purposes, including funding its common stock repurchase program or for debt repayment.

The Convertible Preferred Stock will pay dividends of 5.00% per annum in cash, or, at the Company’s option, 7.00% per annum in PIK dividends. After the 5.5-year anniversary of the issue date, the dividend rate will increase annually by 1.00% per annum. The Convertible Preferred Stock ranks junior to all existing indebtedness of the Company and senior to the Company’s common stock.

The Convertible Preferred Stock may be redeemed by the Company at any time in cash and, after three years, if the then-current 30-day VWAP of the Company’s common stock on the New York Stock Exchange is equal to or above the conversion price then in effect, the Company may redeem the Convertible Preferred Stock by delivering shares of the Company’s common stock in lieu of cash. The initial conversion price is $18.83 per share (the Company’s net asset value per share as of March 31, 2026) and is subject to customary adjustments, including certain anti-dilution protections. At the option of the holders of the Convertible Preferred Stock, after six months, the Convertible Preferred Stock may be converted into the Company’s common stock at the conversion price then in effect and, after six years or in the event of certain other events, the Convertible Preferred Stock may be redeemable in cash.

The holders of the Convertible Preferred Stock are entitled to vote on an as-converted basis on all matters submitted to a vote of the Company’s stockholders and have the right, voting separately as a single class, to elect two members of the Company’s board of directors. Holders of a majority of the outstanding shares of Convertible Preferred Stock have the option to require the Company to redeem all of the outstanding shares of Convertible Preferred Stock upon the occurrence of certain changes of control.

The shares of Convertible Preferred Stock were offered in reliance on Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). These securities have not and will not be registered under the Securities Act or any state securities laws and, unless so registered, may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, as applicable.

About FS KKR Capital Corp.

FSK is a leading publicly traded business development company (BDC) focused on providing customized credit solutions to private middle market U.S. companies. FSK seeks to invest primarily in the senior secured debt and, to a lesser extent, subordinated loans and certain asset-based financing loans of private U.S. companies. FSK is advised by FS/KKR Advisor, LLC. For more information, please visit www.fskkrcapitalcorp.com.

About FS/KKR Advisor, LLC

FS/KKR Advisor, LLC (FS/KKR) is a partnership between Future Standard and KKR Credit that serves as the investment adviser to FSK and other business development companies.

Future Standard is a global alternative asset manager serving institutional and private wealth clients, investing across private equity, credit and real estate. With a 30+ year track record of value creation and over $94 billion in assets under management, we back the business owners and financial sponsors that drive growth and innovation across the middle market, transforming untapped potential into durable value1.

KKR is a leading global investment firm that offers alternative asset management as well as capital markets and insurance solutions. KKR aims to generate attractive investment returns by following a patient and disciplined investment approach, employing world-class people, and supporting growth in its portfolio companies and communities. KKR sponsors investment funds that invest in private equity, credit and real assets and has strategic partners that manage hedge funds. KKR’s insurance subsidiaries offer retirement, life and reinsurance products under the management of Global Atlantic Financial Group. References to KKR’s investments may include the activities of its sponsored funds and insurance subsidiaries. For additional information about KKR & Co. Inc. (NYSE: KKR), please visit KKR’s website at www.kkr.com. For additional information about Global Atlantic Financial Group, please visit Global Atlantic Financial Group’s website at www.globalatlantic.com.

1 Total AUM estimated as of March 31, 2026. References to “assets under management” or “AUM” represent the assets managed by Future Standard or its strategic partners as to which Future Standard is entitled to receive a fee or carried interest (either currently or upon deployment of capital) and general partner capital. Future Standard calculates the amount of AUM as of any date as the sum of: (i) the fair value of the investments of Future Standard’s investment funds; (ii) uncalled investor capital commitments to these funds, including uncalled investor capital commitments from which Future Standard is currently not earning management fees or carried interest; (iii) the value of outstanding CLOs; (iv) the fair value of FS KKR Capital Corp. joint venture (JV) assets and (v) the fair value of other assets managed by Future Standard. Future Standard's calculation of AUM may differ from the calculations of other asset managers and, as a result, Future Standard's measurements of its AUM may not be comparable to similar measures presented by other asset managers. Future Standard’s definition of AUM is not based on any definition of AUM that may be set forth in agreements governing the investment funds, vehicles or accounts that it manages and is not calculated pursuant to any regulatory definitions.

Forward-Looking Statements and Important Disclosure Notice

This press release contains forward-looking statements that are not historical facts, including, without limitation, statements with regard to future events or FSK’s future performance or financial condition, statements regarding share repurchase activity and FSK’s intended use of proceeds from the issuance of the Convertible Preferred Stock, and the financial position, business strategy and plans and objectives of management for FSK’s future operations. Words such as “anticipate,” “believe,” “expect,” and “intend” indicate a forward-looking statement, although not all forward-looking statements include these words. These forward-looking statements are not guarantees of performance or events and are subject to risks, uncertainties and other factors, some of which are beyond FSK’s control and difficult to predict and could cause actual results or future events to differ materially from those expressed or forecasted in the forward-looking statements for any reason, including those factors set forth in “Item 1A. Risk Factors” in FSK’s Annual Report on Form 10-K. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors could cause actual results or events to differ materially from those projected in these forward-looking statements. Factors that could cause actual results or events to differ materially include, without limitation, changes in the economy, geo-political risks, risks associated with possible disruption in FSK’s operations or the economy generally due to terrorism, natural disasters or pandemics, future changes in laws or regulations and conditions in FSK’s operating area and the price at which shares of FSK’s common stock trade on the New York Stock Exchange. Some of these factors are enumerated in the filings FSK makes with the SEC. In addition, the FSK board-authorized share repurchase program does not require FSK to repurchase any specific number of shares of FSK’s common stock. There is no assurance that FSK or any of its affiliates will purchase shares of its common stock at any specific discount levels or in any specific amounts or that the market price of FSK’s common stock, either absolutely or relative to net asset value, will increase as a result of any share repurchases, or that any repurchase plan will enhance stockholder value over the long term. These forward-looking statements included in this press release are based on information available as of the date hereof and current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. Except as required by the federal securities laws, FSK undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Investors should not place undue reliance on these forward-looking statements.

The press release above contains summaries of certain financial and statistical information about FSK. The information contained in this press release is summary information that is intended to be considered in the context of FSK’s SEC filings and other public announcements that FSK may make, by press release or otherwise, from time to time. FSK undertakes no duty or obligation to update or revise the information contained in this press release. In addition, information related to past performance, while helpful as an evaluative tool, is not necessarily indicative of future results, the achievement of which cannot be assured. Investors should not view the past performance of FSK, or information about the market, as indicative of FSK’s future results.

Contact Information:

Investor Relations Contact

Caitlin Welch

Caitlin.Welch@futurestandard.com

Future Standard Media Team

Marc Hazelton

Marc.Hazelton@futurestandard.com